UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 9, 2015

SIBANNAC, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-122009	33-0903494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9235 Bell Flower Way, Highlands Ranch, CO  80126

(Address of Principal Executive Offices) (Zip Code)

(720) 525-4981

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry Into a Material Definitive Agreement.

On October 9, 2015, Sibannac, Inc. ("the Company") entered into an Asset Acquisition Agreement with Protection Cost, Inc. ("PCI"), a Colorado corporation, whereby all of the assets of PCI will be acquired by the Company from PCI.

The Asset Acquisition Agreement is attached hereto in full as Exhibit 10.1.

Protection Cost, Inc. is a Colorado corporation incorporated on October 8, 2015. The Company is a cannabis consulting company providing consulting services for cannabis Security and Protection companies.

To date, PCI has been largely focused on the formation, developing intellectual property, and the development of a business plan. PCI has also realized revenues from consulting services of its licensed intellectual property in this first year of operations.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Asset Acquisition Agreement described in Item 1.01 above, the closing of the Acquisition was November 11, 2015.  PCI delivered to the Company a Bill of Sale for the Assets, duly executed by PCI, and Sibanacc, Inc. delivered to PCI two million, three hundred thousand (2,300,000) shares of the Company's Common Stock, duly issued, fully paid and non-assessable.

A copy of the PCI financial statements as of October 8, 2015 are attached hereto as Exhibit A.

SECTION 3 - SECURITIES AND TRADING MARKETS

 Item 3.02 Unregistered Sales of Equity Securities

Per the Asset Acquisition Agreement reported in Item 1.01 above, the Company approved the issuance of 2,300,000 shares of the Company's restricted common stock. The Company relied on the exemption from registration provided under Section 4(a)2 as a transaction not involving any public offering of securities, therefore exempt from Registration under the Securities Act of 1933.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.  The following is a complete list of financial statements filed at the end of this Report.

Protection Cost, Inc. Financial Statements for the period ended October 8, 2015, which includes:

Report of Independent Registered Public Accounting Firm

Balance Sheet as of October 8, 2015

Statement of Operations for the period from inception October 8, 2015 to October 8, 2015

Statement of Changes in Stockholder's Equity  for the period from inception October 8, 2015 to October 8, 2015

Statement of Cash Flows for the period from inception October 8, 2015 to October 8, 2015

Notes to Financial Statements

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Asset Acquisition Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIBANNAC, INC.

By: /s/ Paul Dickman

       Paul Dickman, Chief Financial Officer

Date: November 23, 2015

EXHIBIT "A"

Protection Cost, Inc.

Financial Statements

For the Period Ended October 8, 2015

PROTECTION COST, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Protection Cost, Inc.:

We have audited the accompanying balance sheet of Protection Cost, Inc. ("the Company") as of October 8, 2015 and the related statement of operations, stockholders' equity and cash flows for the period from inception, October 8, 2015 to October 8, 2015. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Protection Cost, Inc., as of October 8, 2015, and the results of its operations and its cash flows for the the period from inception, October 8, 2015 to October 8, 2015, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

B F Borgers CPA PC
Lakewood, CO
October 19, 2015

PROTECTION COST, INC.
BALANCE SHEET

As of October 8,
2015
ASSETS
Current assets
Cash and cash equivalents	$ 230
Total current assets	230

TOTAL ASSETS	$ 230

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$ 50
Total current liabilities	50

TOTAL LIABILITIES	$ 50
COMMITMENTS AND CONTINGENCIES
Common stock, $.0001 par value: shares authorized 2,300,000; 2,300,000 shares issued and outstanding	230
Additional paid in capital	-
Accumulated earnings (loss)	(50)
Total stockholders' equity	180
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 230

The accompanying notes are an integral part of these financial statements.

PROTECTION COST, INC.

STATEMENT OF OPERATIONS

Period from Inception October 8, 2015 to October 8, 2015
Revenue	$ -

Operating Expenses:

General & administrative expenses	50

Total operating expenses	50

(Loss) from operations	(50)

Other income/(expenses)
Interest income	-
Interest expense	-

Total other income/(expenses)	$ -

Net Income (loss) before Income Taxes	$ (50)

Income tax expense	-
Net Income (loss)	$ (50)
Basic and Diluted Earnings per share	(0.00)
Basic and Diluted Weighted Average common shares issued and outstanding	2,300,000

The accompanying notes are an integral part of these financial statements.

PROTECTION COST, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

	Common Shares	Common Stock	Additional Paid-in Capital	Accumulated Earnings (Loss)	Total Equity
Balance - October 8, 2015	-			$-	- $
Stock issued to founders for cash at par value	2,300,000	230	-	-	$230
Net (loss) for the period	-	-	-	(50)	$(50)
Balance - October 8, 2015	2,300,000	$ 230	$-	$(50)	$180

The accompanying notes are an integral part of these financial statements.

PROTECTION COST, INC.

STATEMENT OF CASH FLOWS

Period From Inception of October 8, 2015 to October 8, 2015
Cash Flows From (To) Operating Activities:
Net Income	$(50)
Changes in operating assets and liabilities:
Accounts payable	50
Net cash used in operating activities:	$-

Cash Flows From Investing Activities:
$-

Cash Flows From Financing Activities: Issuance of stock	$230

Net cash provided by financing activities:	$230

Net increase in cash	230
Cash at beginning of year	-
Cash at end of year	$230

Supplemental disclosures
Interest Paid	-
Income Taxes Paid	-

The accompanying notes are an integral part of these financial statements.

PROTECTION COST, INC.

NOTES TO FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity: Protection Cost, Inc. (the "Company") is a Colorado corporation incorporated on October 8, 2015. The Company is a cannabis consulting company providing consulting services for cannabis Security and Protection companies.

To date, the Company has been largely focused on the formation, developing intellectual property, and the development of a business plan. The Company has also realized revenues from consulting services of its licensed intellectual property in this first year of operations.

Financial Statement Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Fiscal year end: The Company has selected December 31 as its fiscal year end.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts that differ from these estimates.

Cash and cash equivalents: Cash and cash equivalents are carried at cost and represent cash on hand, deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date. The company had $230 classified as cash equivalents as of October 8, 2015.

Fair Value of Financial Instruments: The carrying amounts of cash and current liabilities approximate fair value because of the short-term maturity of these items.  These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision.  Changes in assumptions could significantly affect these estimates.  We do not hold or issue financial instruments for trading purposes and we do not use derivative instruments

Income taxes: The Company has adopted SFAS No. 109 - "Accounting for Income Taxes". ASC Topic 740 requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

During May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which provides new guidance on the recognition of revenue and states that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard will be effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. The Company is currently evaluating the impact of the adoption of this accounting standard update on the financial position and the results of operations.

On June 10, 2014, The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, consolidation removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. For the first annual period beginning after December 15, 2014, the presentation and disclosure requirements in Topic 915 will no longer be required for the public business entities. The revised consolidation standards are effective one year later, in annual periods beginning after December 15, 2015. Early adoption is permitted. The Company has adopted this amendment effective this current fiscal year.

2. LIQUIDITY AND GOING CONCERN

The Company's financial statements as of October 8, 2015 have been prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The Company has incurred losses and has minimal assets.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

3. CAPITAL STOCK

The Company's initial authorized stock at inception was 2,300,000 common shares, par value $0.0001 per share.  2,300,000 shares were issued at inception to two people at par value for cash.

At October 8, 2015, the Company had 2,300,000 shares outstanding.

4. NET INCOME (LOSS) PER SHARE

In accordance with ASC Topic 280 - "Earnings Per Share", the basic earnings per common share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. The Company's 2015 basic and diluted earnings per share are $0.000.

5. TAX PROVISION

The effective tax rate in the periods represented is the results of various tax jurisdictions that apply a broad range of income tax rate.

The Company is registered in the State of Colorado and is subject to the United States of America tax law.  As of October 8, 2015, the Company had incurred no income on a tax basis resulting in the Company calculating that it owed no tax to the federal or state government at year end.

6. SUBSEQUENT EVENTS

Subsequent to period end there were no financially material transactions.